EXHIBIT 99.2

Supplemental Investor Package

First Quarter 2015

Investor Contact: Jennifer DiBerardino Senior Vice President, Investor Relations and Treasurer Tel: 973-948-1364 jennifer.diberardino@selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Balance Sheet Data
(unaudited)

	March 31,				March 31,				December 31,
($ in thousands, except per share data)	2015				2014				2014
	Balance Sheet		Market Value	Unrecognized/ Unrealized Gain	Balance Sheet		Market Value	Unrecognized/ Unrealized Gain	Balance Sheet		Market Value	Unrecognized/ Unrealized Gain
Invested Assets:
Corporate bonds 1	$2,757,212		2,761,191	69,590	$2,662,019		2,666,877	44,021	$2,693,324		2,697,332	47,437
Government and Municipal bonds	1,713,587		1,724,144	60,852	1,535,890		1,552,512	46,657	1,690,935		1,702,751	59,680
Total fixed income securities	4,470,799		4,485,335	130,442	4,197,909		4,219,389	90,678	4,384,259		4,400,083	107,117
Equities	211,571		211,571	11,954	197,687		197,687	35,317	191,400		191,400	32,389
Short-term investments	124,376		124,376	-	137,733		137,733	-	131,972		131,972	-
Other investments	95,020		95,020	-	106,720		106,720	-	99,203		99,203	-
Total invested assets	$4,901,766		4,916,302	142,396	$4,640,049		4,661,529	125,995	$4,806,834		4,822,658	139,506

Invested assets per $ of stockholders' equity	3.72				3.91				3.77

Total assets	6,701,145				6,370,236				6,581,550

Liabilities:
Reserve for loss and loss expenses	3,516,268				3,432,432				3,477,870
Unearned premium reserve	1,132,733				1,078,012				1,095,819

Total liabilities	5,385,207				5,184,705				5,305,964

Stockholders' equity	1,315,938				1,185,531				1,275,586

Total debt to capitalization ratio	23.1%				24.9%				22.9%

Book value per share	23.11				21.09				22.54

Book value per share excluding unrealized gain or loss on fixed income portfolio	21.78				20.29				21.49

NPW per insurance segment employee	926				925				908

Statutory premiums to surplus ratio	1.5	x			1.5	x			1.4	x

Statutory surplus	1,322,422				1,263,795				1,307,842

1 Includes mortgage-backed and asset-backed securities.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Income Statement Data
(unaudited)

		Quarter Ended March 31,
($ in thousands, except per share amounts)		2015		2014
			Per diluted share		Per diluted share
Consolidated
Revenue		$523,892		$509,071
Operating income		27,434	0.48	13,283	0.23
Net realized gains, after tax		12,274	0.21	4,691	0.08
Net income		39,708	0.69	17,974	0.31
Operating return on equity		8.5%		4.5%

Total Insurance Operations
Gross premiums written		604,864		565,741
Net premiums written		518,088		476,750
Net premiums earned		476,123		456,495
Underwriting gain	- before tax	26,021		(5,015)
	- after tax	16,914	0.29	(3,260)	(0.06)
GAAP combined ratio		94.5%		101.1%

Standard Commercial Lines
Net premiums earned		365,533		349,441
GAAP combined ratio		91.8%		101.0%
Standard Personal Lines
Net premiums earned		72,479		74,818
GAAP combined ratio		103.4%		103.2%
Excess and Surplus Lines
Net premiums earned		38,111		32,236
GAAP combined ratio		104.1%		97.0%

Investments
Net investment income	- before tax	26,917		35,534
	- after tax	21,208	0.37	26,486	0.46
Effective tax rate		21.2%		25.5%
Annualized after-tax yield on investment portfolio		1.7%		2.3%
Annualized after-tax, after-interest expense yield		1.5%		2.0%
Invested assets per $ of stockholders' equity		3.72		3.91

Other expenses (net of other income)
Interest expense	- before tax	(5,479)		(5,561)
	- after tax	(3,561)	(0.06)	(3,615)	(0.06)

Other Expense - after tax		$(7,127)	(0.12)	$(6,328)	(0.11)

Diluted weighted avg shares outstanding		57,720		57,172

Selective Insurance Group, Inc. & Consolidated Subsidiaries
GAAP Insurance Operations Results
(unaudited)

First Quarter
($ in thousands)	Quarter Ended March 31, 2015				Quarter Ended March 31, 2014

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	415,258	65,024	37,806	518,088	379,350	67,338	30,062	476,750
Net Premiums Earned	365,533	72,479	38,111	476,123	349,441	74,818	32,236	456,495
Loss and Loss Expense Incurred	206,148	52,969	25,882	284,999	242,639	58,027	19,880	320,546
Net Underwriting Expenses Incurred	127,824	21,976	13,778	163,578	109,194	19,151	11,381	139,726
Dividends to Policyholders	1,525	-	-	1,525	1,238	-	-	1,238
GAAP Underwriting Gain (Loss)	30,036	(2,466)	(1,549)	26,021	(3,630)	(2,360)	975	(5,015)

GAAP Ratios
Loss and Loss Expense Ratio	56.4%	73.1%	67.9%	59.9%	69.4%	77.6%	61.7%	70.2%
Underwriting Expense Ratio	35.0%	30.3%	36.2%	34.3%	31.2%	25.6%	35.3%	30.6%
Dividends to Policyholders Ratio	0.4%	0.0%	0.0%	0.3%	0.4%	0.0%	0.0%	0.3%
Combined Ratio	91.8%	103.4%	104.1%	94.5%	101.0%	103.2%	97.0%	101.1%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
March 2015 (unaudited)

	Quarter Ended:		%
	March	March	Increase/
($ in thousands, except per share data)	2015	2014	(Decrease)
Investment Income:
Interest:
Fixed Income Securities	$30,967	31,028	(0.2)
Short-term	25	19	31.6
Other Investments	(3,540)	5,218	(167.8)
Dividends	1,792	1,449	23.7
	29,244	37,714	(22.5)

Investment Expense	2,327	2,180	6.7

Net Investment Income Before Tax	26,917	35,534	(24.3)

Tax	5,709	9,048	(36.9)

Net Investment Income After Tax	$21,208	26,486	(19.9)

Net Investment Income per Share	$0.37	0.46	(19.6)

Effective Tax Rate	21.2%	25.5%

Average Yields :

Fixed Income Securities:
Pre Tax	2.80%	2.99%
After Tax	2.12%	2.24%

Portfolio:
Pre Tax	2.22%	3.08%
After Tax	1.75%	2.30%

	Quarter Ended:
	March	March
Net Realized Gains (Losses)	2015	2014
Fixed Income Securities	379	35
Equity Securities	19,158	7,183
Other Investments	(654)	-

Total	18,883	7,218
Net of Tax	12,274	4,691

As of March 31, 2015 year-to-date new money rates for fixed income securities were 2.4% on a pre-tax basis and 1.8% on an after tax-basis.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2015 Statutory Results by Line of Business
Quarter Ended March 2015 (unaudited)

($ in thousands)	Net Premiums Written	Percent Change	Net Premiums Earned	Percent Change	Loss Ratio	LAE Ratio	Underwriting Expense Ratio	Dividends to Policyholders Ratio	Combined Ratio 2015	Combined Ratio 2014	Underwriting Gain/(Loss)
Standard Personal Lines:

Homeowners	$28,078	(2.2)%	$33,721	1.3%	67.7%	7.5%	38.5%	0.0%	113.7%	121.7%	$(2,442)
Auto	35,580	(3.4)%	37,010	(3.2)%	61.0%	11.2%	34.5%	0.0%	106.7%	100.9%	(1,978)
Other (including flood)	1,366	(25.0)%	1,748	(46.9)%	65.1%	6.1%	(189.6)%	0.0%	(118.4)%	(93.4)%	3,094
Total	$65,024	(3.4)%	$72,479	(3.1)%	64.1%	9.4%	31.6%	0.0%	105.1%	104.5%	$(1,326)

Standard Commercial Lines:

Commerical property	$70,898	10.6%	$64,563	7.3%	56.8%	5.0%	36.5%	0.2%	98.5%	131.4%	$(1,319)
Workers compensation	83,805	10.3%	68,477	(1.3)%	48.3%	14.7%	25.9%	1.8%	90.7%	105.9%	2,406
General liability	130,482	9.2%	114,971	5.7%	22.2%	17.2%	33.5%	0.1%	73.0%	80.7%	25,905
Auto	96,587	8.4%	86,355	5.0%	59.6%	8.4%	31.3%	0.1%	99.4%	94.9%	(2,670)
Business owners policies	24,252	9.6%	22,699	8.8%	69.8%	11.5%	37.5%	0.0%	118.8%	129.8%	(4,852)
Bonds	5,212	7.1%	5,000	5.1%	16.4%	4.2%	64.0%	0.0%	84.6%	76.9%	633
Other	4,022	9.7%	3,468	9.0%	0.7%	0.2%	51.5%	0.0%	52.4%	42.7%	1,365
Total	$415,258	9.5%	$365,533	4.6%	44.7%	11.8%	32.8%	0.4%	89.7%	100.3%	$21,467

E&S	$37,806	25.8%	$38,111	18.2%	48.6%	19.1%	34.4%	0.0%	102.1%	97.9%	$(714)

Total Insurance Operations	$518,088	8.7%	$476,123	4.3%	48.0%	12.0%	32.7%	0.3%	93.0%	100.8%	$19,427

Note: Some amounts may not foot due to rounding.

		2015	2014
	Losses Paid	$194,366	$213,297
	LAE Paid	44,994	44,764
	Total Paid	$239,360	$258,061

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2015 Net Catastrophe Losses and Prior Year Casualty Reserve Development
Statutory Results by Line of Business
(unaudited)

	Quarter Ended
Net Catastrophe Losses Incurred	March 31, 2015		March 31, 2014
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$6,318	8.7%	$8,280	11.1%

Standard Commercial Lines	$18,650	5.1%	$25,906	7.4%

E&S	$352	0.9%	$186	0.6%

Total Insurance Operations	$25,320	5.3%	$34,372	7.5%

Prior Year Casualty Reserve Development	Quarter Ended
(Favorable) / Unfavorable	March 31, 2015		March 31, 2014
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$-	0.0%	$(2,000)	(2.7)%

Standard Commercial Lines	$(21,000)	(5.7)%	$(12,000)	(3.4)%

E&S	$1,000	2.6%	$-	0.0%

Total Insurance Operations	$(20,000)	(4.2)%	$(14,000)	(3.1)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Balance Sheets

	(Unaudited) March 31,	December 31,
($ in thousands, except share amounts)	2015	2014
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $311,093 – 2015; $333,961 – 2014)	$296,557	318,137
Fixed income securities, available-for-sale – at fair value (amortized cost: $4,059,034 – 2015; $3,975,786 – 2014)	4,174,242	4,066,122
Equity securities, available-for-sale – at fair value (cost: $199,617 – 2015; $159,011 – 2014)	211,571	191,400
Short-term investments (at cost which approximates fair value)	124,376	131,972
Other investments	95,020	99,203
Total investments	4,901,766	4,806,834
Cash	14,804	23,959
Interest and dividends due or accrued	38,416	38,901
Premiums receivable, net of allowance for uncollectible accounts of: $4,201 – 2015; $4,137 – 2014	596,888	558,778
Reinsurance recoverable, net	574,982	581,548
Prepaid reinsurance premiums	141,941	146,993
Deferred federal income tax	92,061	98,449
Property and equipment – at cost, net of accumulated depreciation and amortization of: $175,896 – 2015; $172,183 – 2014	61,855	59,416
Deferred policy acquisition costs	191,956	185,608
Goodwill	7,849	7,849
Other assets	78,627	73,215
Total assets	$6,701,145	6,581,550

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,516,268	3,477,870
Unearned premiums	1,132,733	1,095,819
Notes payable	394,301	379,297
Current federal income tax	10,627	3,921
Accrued salaries and benefits	142,092	158,382
Other liabilities	189,186	190,675
Total liabilities	$5,385,207	5,305,964

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$—	—
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 100,430,480 – 2015; 99,947,933 – 2014	200,861	199,896
Additional paid-in capital	312,930	305,385
Retained earnings	1,345,035	1,313,440
Accumulated other comprehensive income	23,615	19,788
Treasury stock – at cost (shares: 43,482,438 – 2015; 43,353,181 – 2014)	(566,503)	(562,923)
Total stockholders’ equity	1,315,938	1,275,586
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,701,145	6,581,550

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Income

	Quarter Ended March 31,
($ in thousands, except per share amounts)	2015	2014
Revenues:
Net premiums earned	$476,123	456,495
Net investment income earned	26,917	35,534
Net realized gains:
Net realized investment gains	20,977	8,181
Other-than-temporary impairments	(2,094)	(963)
Other-than-temporary impairments on fixed income securities recognized in other comprehensive income	—	—
Total net realized gains	18,883	7,218
Other income	1,969	9,824
Total revenues	523,892	509,071

Expenses:
Loss and loss expense incurred	284,999	320,546
Policy acquisition costs	164,723	149,266
Interest expense	5,479	5,561
Other expenses	12,401	8,614
Total expenses	467,602	483,987

Income before federal income tax	56,290	25,084

Federal income tax expense:
Current	12,254	6,538
Deferred	4,328	572
Total federal income tax expense	16,582	7,110

Net income	$39,708	17,974

Earnings per share:
Basic net income	$0.70	0.32

Diluted net income	$0.69	0.31

Dividends to stockholders	$0.14	0.13

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Comprehensive Income

	Quarter Ended March 31,
($ in thousands)	2015	2014
Net income	$39,708	17,974

Other comprehensive income, net of tax:
Unrealized gains on investment securities:
Unrealized holding gains arising during period	15,586	21,426
Amount reclassified into net income:
Held-to-maturity securities	(170)	(296)
Non-credit other-than-temporary impairments	232	—
Realized gains on available for sale securities	(12,932)	(4,699)
Total unrealized gains on investment securities	2,716	16,431

Defined benefit pension and post-retirement plans:
Amounts reclassified into net income:
Net actuarial loss	1,111	247
Total defined benefit pension and post-retirement plans	1,111	247
Other comprehensive income	3,827	16,678
Comprehensive income	$43,535	34,652

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Stockholders’ Equity

	Quarter Ended March 31,
($ in thousands, except share amounts)	2015	2014
Common stock:
Beginning of year	$199,896	198,240
Dividend reinvestment plan (shares: 13,533 – 2015; 15,283 – 2014)	27	31
Stock purchase and compensation plans (shares: 469,014 – 2015; 401,179 – 2014)	938	802
End of period	200,861	199,073

Additional paid-in capital:
Beginning of year	305,385	288,182
Dividend reinvestment plan	346	320
Stock purchase and compensation plans	7,199	5,863
End of period	312,930	294,365

Retained earnings:
Beginning of year	1,313,440	1,202,015
Net income	39,708	17,974
Dividends to stockholders ($0.14 per share – 2015; $0.13 per share – 2014)	(8,113)	(7,412)
End of period	1,345,035	1,212,577

Accumulated other comprehensive income:
Beginning of year	19,788	24,851
Other comprehensive income	3,827	16,678
End of period	23,615	41,529

Treasury stock:
Beginning of year	(562,923)	(559,360)
Acquisition of treasury stock (shares: 129,257 – 2015; 118,876 – 2014)	(3,580)	(2,653)
End of period	(566,503)	(562,013)
Total stockholders’ equity	$1,315,938	1,185,531

Selective Insurance Group, Inc.
Unaudited Consolidated Statements of Cash Flow

	Quarter Ended March 31,
($ in thousands)	2015	2014
Operating Activities:
Net Income	39,708	17,974

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,041	10,578
Sale of renewal rights	—	(8,000)
Stock-based compensation expense	3,681	4,176
Undistributed losses (gains) of equity method investments	3,541	(33)
Net realized gains	(18,883)	(7,218)

Changes in assets and liabilities:
Increase in reserves for loss and loss expenses, net of reinsurance recoverables	44,964	58,938
Increase in unearned premiums, net of prepaid reinsurance	41,966	20,254
Decrease in net federal income taxes	11,034	4,332
Increase in premiums receivable	(38,110)	(29,042)
Increase in deferred policy acquisition costs	(6,348)	(4,697)
Decrease in interest and dividends due or accrued	510	414
Decrease in accrued salaries and benefits	(16,290)	(21,869)
Decrease in accrued insurance expenses	(24,255)	(26,957)
Increase in other assets and other liabilities	5,015	16,914
Net adjustments	20,866	17,790
Net cash provided by operating activities	60,574	35,764

Investing Activities:
Purchase of fixed income securities, available-for-sale	(238,000)	(182,809)
Purchase of equity securities, available-for-sale	(150,500)	(61,360)
Purchase of other investments	(1,724)	(4,615)
Purchase of short-term investments	(333,550)	(398,348)
Sale of fixed maturity securities, available-for-sale	9,305	1,302
Sale of short-term investments	341,146	434,865
Redemption and maturities of fixed income securities, held-to-maturity	20,720	9,396
Redemption and maturities of fixed income securities, available-for-sale	145,661	104,358
Sale of equity securities, available-for-sale	129,052	61,523
Distributions from other investments	5,845	5,704
Purchase of property and equipment	(4,064)	(5,699)
Sale of renewal rights	—	8,000
Net cash used in investing activities	(76,109)	(27,683)

Financing Activities:
Dividends to stockholders	(7,591)	(6,948)
Acquisition of treasury stock	(3,580)	(2,653)
Net proceeds from stock purchase and compensation plans	2,271	1,261
Proceeds from borrowings	15,000	—
Excess tax benefits from share-based payment arrangements	1,398	770
Repayment of capital lease obligations	(1,118)	(459)
Net cash provided by (used in) financing activities	6,380	(8,029)
Net (decrease) increase in cash	(9,155)	52
Cash, beginning of year	23,959	193
Cash, end of period	$14,804	245

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Balance Sheets
(unaudited)

($ in thousands)	March 31, 2015	March 31, 2014	December 31, 2014

ASSETS
Bonds	$4,299,029	4,072,964	4,241,580
Common stocks	190,937	197,688	191,400
Preferred stocks	20,521	-	-
Affiliated mortgage loan	35,765	36,534	35,961
Other investments	147,468	172,691	152,154
Short-term investments	113,117	122,118	115,342
Total investments	4,806,837	4,601,995	4,736,437

Cash on hand and in banks	1,538	(40,405)	12,381
Interest and dividends due and accrued	38,376	36,862	38,908
Premiums receivable	593,248	551,784	556,086
Reinsurance recoverable on paid losses and expenses	10,919	13,068	9,570
Deferred tax recoverable	143,060	154,620	147,610
EDP equipment	460	834	518
Equities and deposits in pools and associations	10,373	8,557	9,915
Receivable for sold securities	8	8	34
Other assets	27,206	26,535	26,629
Total assets	$5,632,025	5,353,858	5,538,088

LIABILITIES
Reserve for losses	$2,432,544	2,396,417	2,398,531
Reinsurance payable on paid loss and loss expense	3,297	2,098	2,957
Reserve for loss expenses	505,752	463,527	493,510
Unearned premiums	990,791	936,409	948,826
Reserve for commissions payable	46,691	41,455	70,259
Ceded balances payable	29,303	29,728	29,624
Federal income tax payable	23,786	31,587	20,524
Premium and other taxes payable	19,450	22,940	20,137
Borrowed money	60,031	58,044	45,027
Reserve for dividends to policyholders	4,486	2,019	3,895
Reserves for unauthorized reinsurance	7,661	2,735	7,661
Payable for securities	31,790	1,773	19,950
Funds withheld on account of others	7,485	7,724	7,473
Accrued salaries and benefits	48,287	46,499	64,207
Other liabilities	98,249	47,108	97,665
Total liabilities	4,309,603	4,090,063	4,230,246

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725	42,725
Paid in surplus	492,869	492,869	492,869
Unassigned surplus	786,828	728,201	772,248
Total policyholders' surplus	1,322,422	1,263,795	1,307,842
Total liabilities and policyholders' surplus	$5,632,025	5,353,858	5,538,088

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Statements Of Income
(unaudited)

	Quarter Ended March
($ in thousands)	2015		2014
UNDERWRITING
Net premiums written	$518,088		476,750

Net premiums earned	476,123		456,495

Net losses paid	194,366		213,297
Change in reserve for losses	34,014		54,941
Net losses incurred	228,380	48.0%	268,238	58.8%

Net loss expenses paid	44,994		44,764
Change in reserve for loss expenses	12,243		7,544
Net loss expenses incurred	57,237	12.0%	52,308	11.4%

Net underwriting expenses incurred	170,938	33.0%	153,790	32.2%

Total deductions	456,555		474,336
Statutory underwriting gain / (loss)	19,568		(17,840)

Net loss from premium balances charged off	(610)		(874)
Finance charges and other income	1,994		10,038
Total other income	1,384	-0.3%	9,164	-1.9%
Policyholders' dividends incurred	(1,525)	0.3%	(1,238)	0.3%
Total underwriting gain / (loss)	19,427	93.0%	(9,914)	100.8%

INVESTMENT
Net investment income earned	27,127		35,495
Net realized gain	18,883		7,215
Total income before income tax	65,437		32,796

Federal income tax expense	7,261		5,845

Net income	$58,176		26,951

Policyholders' Surplus
Surplus, beginning of period	$1,307,842		1,256,431

Net income	58,176		26,951
Change in deferred taxes	(10,194)		(1,282)
Change in net unrealized capital (losses)	(12,910)		(1,312)
Dividends to stockholders	(14,438)		(14,376)
Change in non-admitted assets	(7,669)		(2,900)
Change in Overfunded Contra Asset	(281)		(1,547)
Qual Pen Trans Liab	1,846		1,816
Excess Plan Trans Liab	43		8
PRL Plan Trans Liab	7		6

Net change in surplus for period	14,580		7,364

Surplus, end of period	$1,322,422		1,263,795

Statutory underwriting gain / (loss)	$19,427		(9,914)

Adjustments under GAAP:
Deferred policy acquisition costs	6,348		4,697
Other, net	246		202
GAAP underwriting gain / (loss)	$26,021		(5,015)

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of March 31, 2015
(unaudited)

Fund	Inception Year	Original Commitment	Remaining Commitment	Current Market Value	YTD Income	DPI(1) Ratio	TVPI(2) Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,142,141	9,583,009	708,523	0.67	1.12
Silverpeak RE III	2008	15,000,000	7,873,466	2,403,262	(174,261)	0.07	0.41
Total - Real Estate		35,000,000	10,015,607	11,986,271	534,262	0.52	0.94

Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	-	-	0.98	0.98
GS Mezz V	2007	25,000,000	10,143,611	4,513,832	(56,366)	1.08	1.32
New Canaan V	2012	7,000,000	1,611,184	2,871,839	(318,713)	0.57	1.06
Centerfield Capital	2012	3,000,000	1,843,500	977,414	(7,616)	0.13	0.98
Total - Mezz. Financing		44,000,000	13,598,296	8,363,086	(382,695)	0.94	1.15

Distressed Debt
Varde VIII	2006	10,000,000	-	1,934,398	39,955	1.16	1.35
Distressed Managers III	2007	15,000,000	2,982,268	5,634,231	(238,142)	0.79	1.21
Total - Distressed Debt		25,000,000	2,982,268	7,568,629	(198,187)	0.95	1.27

Private Equity
Prospector	1997	5,000,000	-	319,799	36,726	2.82	2.88
Trilantic Capital Partners III	2004	10,000,000	1,455,947	2,089,035	(405,995)	1.63	1.85
NB Co-Invest	2006	15,000,000	1,421,610	5,877,247	-	1.02	1.42
Trilantic Capital Partners IV	2007	11,098,351	1,382,106	7,126,052	(923,241)	1.03	1.68
Trilantic Capital Partners V	2012	7,000,000	4,619,329	2,107,325	(169,113)	-	0.89
Total - Private Equity		48,098,351	8,878,992	17,519,458	(1,461,623)	1.31	1.73

Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	3,567,806	(131)	1.02	1.34
Vintage IV	2007	20,000,000	4,200,580	10,517,998	(249,716)	0.81	1.35
NB SOF II	2008	12,000,000	1,939,398	6,122,079	(7,878)	1.00	1.50
Total - Pvt. Eq. Sec. Mkt.		44,000,000	7,039,472	20,207,883	(257,724)	0.92	1.39

Energy/Power Generation
ArcLight I	2002	15,000,000	-	12,455	-	1.81	1.81
ArcLight II	2003	15,000,000	2,295,492	280,140	4,325	1.40	1.41
ArcLight III	2006	15,000,000	2,037,794	3,174,516	94,636	1.23	1.43
Quintana Energy	2006	10,000,000	284,272	6,636,978	(1,696,040)	0.60	1.28
ArcLight IV	2007	10,000,000	2,287,578	2,289,449	(177,507)	1.20	1.42
Arclight VI	2014	15,000,000	15,000,000	-	-
Total - Energy/Power Generation		80,000,000	21,905,136	12,393,538	(1,774,586)	1.32	1.49

Venture Capital
Venture V	2001	9,600,000	350,000	6,235,634	-	0.73	1.40
Total - Venture Capital		9,600,000	350,000	6,235,634	-	0.73	1.40

TOTAL - ALTERNATIVE INVESTMENTS		$285,698,351	64,769,770	84,274,499	(3,540,554)	1.05	1.38

(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Exhibit may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Income Securities
March 31, 2015
(unaudited)

($ in millions)	Fair Value	Unrealized Gain (Loss)	Weighted Average Credit Quality
AFS Fixed Income Portfolio:
U.S. government and government agencies	$119.5	7.3	AA+
Foreign government	27.9	0.9	AA-
Obligations of states and political subdivisions	1,294.4	40.3	AA
Corporate securities	1,824.2	53.6	A-
Asset-backed securities (“ABS”)	185.4	1.1	AAA
Mortgage-backed securities (“MBS”)	722.8	12.0	AA+
Total AFS fixed income portfolio	$4,174.2	115.2	AA-
Obligations of States and Political Subdivisions:
General obligations	$567.5	16.8	AA+
Special revenue obligations	726.9	23.5	AA
Total obligations of state and political subdivisions	$1,294.4	40.3	AA
Corporate Securities:
Financial	$610.0	15.4	A
Industrials	144.0	5.4	A-
Utilities	151.3	4.8	BBB+
Consumer discretionary	214.8	6.8	A-
Consumer staples	165.6	4.7	A-
Healthcare	162.2	6.7	A
Materials	108.2	3.2	BBB+
Energy	97.7	1.4	A-
Information technology	122.2	3.6	A
Telecommunications services	47.5	1.5	BBB+
Other	0.7	0.1	AA
Total corporate securities	$1,824.2	53.6	A-
ABS:
ABS	$185.1	1.0	AAA
Sub-prime ABS1	0.3	0.1	D
Total ABS	$185.4	1.1	AAA
MBS:
Government guaranteed agency commercial MBS (“CMBS”)	$12.8	0.3	AA+
Other agency CMBS	12.4	0.1	AA+
Non-agency CMBS	175.3	2.9	AAA
Government guaranteed agency residential MBS (“RMBS”)	29.1	0.7	AA+
Other agency RMBS	468.5	7.8	AA+
Non-agency RMBS	21.2	0.2	BB+
Alternative-A (“Alt-A”) RMBS	3.5	—	A
Total MBS	$722.8	12.0	AA+

1 Subprime ABS includes one security whose issuer is currently expected by rating agencies to default on its obligations.  We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Fixed Income Securities
March 31, 2015
(unaudited)

($ in millions)	Fair Value	Carry Value	Unrecognized Holding Gain	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized/ Unrecognized Gain	Weighted Average Credit Quality
HTM Fixed Income Portfolio:
Foreign government	$5.3	5.3	—	—	—	AA+
Obligations of states and political subdivisions	277.0	266.5	10.5	1.7	12.2	AA
Corporate securities	21.2	18.3	2.9	(0.2)	2.7	A+
ABS	2.5	2.1	0.4	(0.4)	—	AAA
MBS	5.1	4.4	0.7	(0.4)	0.3	AAA
Total HTM fixed income portfolio	$311.1	296.6	14.5	0.7	15.2	AA

Obligations of states and political subdivisions:
General obligations	$90.3	87.4	2.9	0.8	3.7	AA
Special revenue obligations	186.7	179.1	7.6	0.9	8.5	AA
Total obligations of states and political subdivisions	$277.0	266.5	10.5	1.7	12.2	AA

Corporate Securities:
Financial	$2.2	1.9	0.3	(0.1)	0.2	A-
Industrials	6.4	5.4	1.0	(0.1)	0.9	A+
Utilities	12.6	11.0	1.6	—	1.6	A+
Total corporate securities	$21.2	18.3	2.9	(0.2)	2.7	A+

ABS:
ABS	$0.5	0.5	—	—	—	AA
Alt-A ABS	2.0	1.6	0.4	(0.4)	—	AAA
Total ABS	$2.5	2.1	0.4	(0.4)	—	AAA

MBS:
Non-agency CMBS	$5.1	4.4	0.7	(0.4)	0.3	AAA
Total MBS	$5.1	4.4	0.7	(0.4)	0.3	AAA